..
                        EPOCH U.S. LARGE CAP EQUITY FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                      Supplement dated June 9, 2009 to the
                    Institutional Shares and Class P Shares
                                 Prospectus and
                   Statement of Additional Information ("SAI")
                                dated May 1, 2009

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THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING CHANGES TO THE EPOCH U.S.
LARGE CAP EQUITY FUND'S (THE "FUND") INVESTMENT STRATEGY AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND SAI.

Effective August 10, 2009, the Fund will invest at least 80% of its net assets in equity securities of U.S. companies with large market capitalizations at the time of purchase. Epoch Investment Partners, Inc., the Fund's adviser, considers large market capitalization companies as those with market capitalizations similar to the companies included in the Russell 1000 Index. This market capitalization range may change in the future.

The definition of large market capitalization is being revised to reflect the recent change in the market capitalization range of large companies as a result of the current economic environment and will provide the Fund greater investment flexibility.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE